                                                                   EXHIBIT 10.11

                                                                January 27, 2000
                                                                ----------------

Note: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           SYSTEM SERVICES AGREEMENT


     This System Services Agreement ("Agreement") is made as of January 27,
2000 (the "Effective Date") between America Online, Inc., a Delaware corporation with its principal office at 22000 AOL Way, Dulles, VA 20166 ("AOL"), and iBEAM Broadcasting, Inc., a Delaware corporation with its principal office at 645 Almanor Avenue, Suite 100, Sunnyvale, CA 94086 ("iBEAM"). Each of AOL and iBEAM may be individually referred to herein as a "Party" and collectively, as the "Parties."

                                    RECITALS

     A. AOL desires to engage iBEAM to provide iBEAM's content distribution services (the "Services") to AOL for installation within the areas of the AOL Network infrastructure as set forth herein and for the purpose of improving content distribution both within the AOL Network and between the AOL Network and the Internet (collectively, the "Installation and Distribution Right").

     B. iBEAM desires to provide the Services to AOL for the purpose of obtaining access to AOL's Internet bandwidth for use by iBEAM on behalf of its customers in accordance with the terms of this Agreement, and to provide support to AOL Users accessing content from iBEAM servers.

     C. The Parties intend to set forth in this Agreement the terms and conditions governing iBEAM's provision of the Services and the compensation to AOL for providing iBEAM with the Installation and Distribution Right.

     THEREFORE, the Parties hereby agree as follows:

     1.  iBEAM Services.  iBEAM will provide the Services using iBEAM servers,
         --------------
which shall be physically located within the AOL host complex (collectively, the "iBEAM Servers"). iBEAM initially will install the iBEAM Servers within the AOL host complex using no more than [*] standard equipment racks (each an "Equipment Rack", and the [*] standard Equipment Racks collectively referred to herein as the "Obligatory Equipment Rack Space") in each operational AOL data center (currently in Reston, Virginia, Manassas, Virginia and Dulles, Virginia). AOL shall make space in such racks available to iBEAM no later than fifteen (15) days after the Effective Date (the "Rack Space Availability Date"). The date on which iBEAM completes the initial installation such that AOL's members have access to the Media Content (as defined below) shall be known as the "Installation Date." iBEAM will retain all right, title and interest in and to the iBEAM Servers and all iBEAM software and other IBEAM equipment installed on or used in connection with the iBEAM Servers (other than the Equipment Racks). The number of iBEAM Servers to be used by iBEAM in providing the Services will be agreed upon by the Parties as part of the implementation of this Agreement. If, following the Effective Date, IBEAM requests additional space in the AOL host complex for further

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with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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Equipment Racks (i.e., in addition to the Obligatory Equipment Rack Space), AOL and iBEAM will discuss terms on which AOL may provide such space to iBEAM. iBEAM will provide to AOL rolling quarterly forecasts of anticipated space needs within the AOL host complex, and AOL, in its sole discretion, shall decide whether to accommodate any such iBEAM request for additional Equipment Rack space. The Services will facilitate the distribution of (and iBEAM shall be permitted to use the iBEAM Servers and utilize AOL's Internet bandwidth to send, receive and deliver) text, software, communications, images, video, sound and other media or information (collectively, "Media Content"), as follows:

          (a) Media Content will be delivered to members of the AOL Service and the CompuServe Service (collectively, "AOL Users") through iBEAM Servers (the "Internal Distribution");

          (b) Media Content will be delivered from the Internet to iBEAM Servers using AOL's Internet bandwidth ("Inbound Distribution"); and

          (c) Media Content will be delivered from iBEAM Servers to Internet recipients who are not AOL Users as expressly permitted by the terms of this Agreement, using AOL's Internet bandwidth ("Outbound Distribution").


     2.  Payments. iBEAM will make the following payments to AOL:
         --------

          (a) Guaranteed Payments. iBEAM shall pay AOL a non-refundable (except
              -------------------
as provided expressly to the contrary in this Section 2 (a) and Section 11 of this Agreement ) guaranteed payment of [*] Dollars (US$[*]), as follows: (i) [*] Dollars (US$[*]) upon execution of this Agreement and (ii) [*] Dollars (US$[*]) upon the earlier of (A) the Installation Date or (B) sixty (60) days after the Effective Date. The parties acknowledge that if iBEAM terminates this Agreement due to AOL's failure to provide iBeam with the Obligatory Equipment Rack Space as required under Section 1, the above payments will be refundable.

          (b)  Revenue Sharing Arrangement.
               ---------------------------

               (i) If at the end of any calendar quarter during the Term, the amounts owed to AOL under subparagraphs (iii) and (iv) below exceed the corresponding quarterly minimum dollar amounts set forth below (the "Revenue Sharing Threshold"), then iBEAM will pay to AOL the amounts owed to AOL under subparagraphs (iii) and (iv) below, less the corresponding Revenue Sharing Threshold for the applicable calendar quarter. The Revenue Sharing Threshold is as follows:

               Quarter    Revenue Sharing Threshold
               -------    -------------------------

               1st        $[*]

                                       2

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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               2nd        $[*]

               3rd        $[*]

               4th        $[*]

               5th        $[*]

               6th        $[*]

               7th        $[*]

               8th        $[*]


     (ii) There shall be no carryover of the Revenue Sharing Threshold from any previous calendar quarter. The Revenue Sharing Threshold shall apply only to amounts owed to AOL as a result of Gross Revenues generated in accordance with subparagraphs (iii) and (iv) below.

     (iii)   Traffic Between AOL Network and the Internet.  Within [*] ([*])
             --------------------------------------------
days following the end of each month of the Term, AOL shall calculate iBEAM's Monthly Bandwidth Usage, in accordance with Section 9.1 of this Agreement, and shall notify iBEAM of such usage. Within [*] ([*]) days following the end of each month of the Term, iBEAM shall pay to AOL [*] percent ([*]%) of all Gross Revenues generated from the traffic between the AOL Network and the Internet during such month on the iBEAM Servers for all traffic up to and equal to the Maximum Projected Inbound Distribution Bandwidth and Maximum Projected Outbound Distribution Bandwidth (each as defined in Section 9.3 hereto) (collectively, the "Minimum Internet Bandwidth Payment"); provided, however, that for each
                                           --------  -------
month in which iBEAM's Monthly Bandwidth Usage equals or exceeds either the Maximum Projected Inbound Distribution Bandwidth or the Maximum Projected Outbound Distribution Bandwidth, for such month, iBEAM shall pay to AOL, within [*] ([*]) days following the end of such month (A) the Minimum Internet Bandwidth Payment plus (B) the greater of (1) [*] Dollars (US$[*]) per T-3-
                  ----
equivalent bandwidth for the amount by which the Inbound Distribution traffic during such month exceeded the Maximum Projected Inbound Distribution Bandwidth or (2) [*] Dollars (US$[*]) per T-3 equivalent bandwidth for the amount by which the Outbound Distribution traffic for such month exceeded the Maximum Projected Outbound Distribution Bandwidth for such month. . By way of example, if the Inbound Distribution usage exceeds the Maximum Projected Inbound Distribution Bandwidth by [*] ([*]) Mbps and the Outbound Distribution exceeds the Maximum Projected Outbound Distribution Bandwidth by [*] ([*]) Mbps in a particular month, iBEAM would pay AOL [*] Dollars (US$[*]) per T3-equivalent multiplied by [*] ([*]) Mbps (rather than $[*] per T3-equivalent multiplied by [*] ([*])
Mbps), in addition to the payment referred to in the preceding clause (A). For purposes of this Agreement, (x) "T-3-equivalent" bandwidth shall mean at least [*] ([*]) Mbps and (y) "Gross Revenues" for a particular month shall mean the payments billed by iBEAM to its customers during such month for Media Content

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with the Commission. Confidential treatment has been requested with respect to the omitted portions.

delivery services and excluding any sales, excise, export, use and similar taxes.

     (iv) Traffic Within the AOL Network.  iBEAM shall pay AOL [*] percent
          ------------------------------
([*]%) of all Gross Revenues generated from traffic on the iBEAM Servers located within or directly attached to the AOL Network (including, without limitation, the AOL Service and the CompuServe Service) and delivered to AOL Users.

     (v)  Other Stipulations. iBEAM agrees that it will not structure its
          ------------------
customer relationships so as to circumvent (or implement any billing mechanism that would have the effect of circumventing) the revenue sharing provisions of this Agreement.

     3.  Purchase of Services by AOL.  AOL may elect during the Term to purchase
         ---------------------------
Services from iBEAM for use in connection with the delivery of Media Content from AOL's Internet websites (including but not limited to aol.com, netcenter.com, spinner.com, netscape.com and moviefone.com), pursuant to iBEAM's standard Service Terms and Conditions, which are attached hereto as Schedule A to this Agreement. AOL may elect, at its sole discretion, to offset against or waive iBEAM's payment obligations as set forth in this paragraph in exchange for AOL purchasing Services in accordance with this Section 3. AOL's purchase of iBEAM's Services under this Section will be measured based on Mbps routed over iBEAM's network, calculated at the "[*]" method, and priced in accordance with the pricing schedule set forth in the Services Terms and Conditions attached as Schedule A to this Agreement.

     4.  Warrants. Upon execution of this Agreement and subject to approval by
         --------
iBEAM's board of directors, iBEAM will issue to AOL warrants (in form and substance satisfactory to AOL) to purchase [*] of iBEAM common stock at ______ dollars per share (price to be determined after execution of the agreement concurrent with execution of a warrant agreement between AOL and iBEAM. (collectively, the "Warrants"). The warrants shall fully vest upon the earlier of (i) three (3) years, (ii) the occurrence of any Initial Public Offering, or
(iii)the expiration of this Agreement. For purposes of this Agreement, "Initial Public Offering" shall mean an offering of iBEAM common stock to the public per registration with the SEC for an aggregate value of greater the [*]. The Parties will agree on additional terms and conditions with respect to the Warrants.

     5.  Media Content Restrictions.
         --------------------------

         (a)  Compliance with AOL Terms of Service. If AOL notifies iBEAM that
              ------------------------------------
     any Media Content delivered to AOL Users violates AOL's Terms of Service (which are the terms of service generally applied to AOL Users), iBEAM will promptly prevent such Media Content from being routed through the iBEAM Servers to the extent technically feasible; provided, however, that if
                                                 --------  -------
     iBEAM is unable to prevent such Media Content from being routed through the iBEAM Servers, then AOL may suspend the delivery of such Media Content to AOL Users, without penalty, immediately upon notice to iBEAM. AOL may modify its Terms of Service from time to time at its discretion; provided,
                                                                      --------
     however, that if AOL makes any material changes or revisions to its Terms
     -------
     of Service, notifications of such material changes or revisions shall be posted on the America

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with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     Online service at least thirty (30) days prior to the effectiveness of such revisions. The current Terms of Service are available on the AOL Service at
     Keyword: TOS.

         (b)  User Information.  iBEAM shall ensure that iBEAM's collection,
              ----------------
use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and
(ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (e.g., no member profiling or data mining). iBEAM will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use User Information collected under this Agreement to market another Interactive Service. For purposes of this Agreement, "Interactive Service" shall mean any entity offering one or more of the following: (i) [*] (e.g., [*]); (ii) [*] (e.g., [*] and/or [*] (e.g., [*]); and (iii) [*].

     6.  IBEAM's Responsibilities.  In providing the Services, iBEAM will
         ------------------------
distribute the Media Content to AOL Users exclusively from the iBEAM Servers located within the AOL complex (subject to capacity restraints), and if AOL at its sole discretion so requests, iBEAM will promptly provide AOL with appropriate records to confirm compliance with this obligation. Notwithstanding the foregoing, AOL may request that iBEAM distribute Media Content to AOL Users from other iBEAM servers located outside of the AOL complex (i.e., other than the iBEAM Servers) in order to address emergency conditions, scheduled maintenance or capacity constraints based on the number of iBEAM Servers located within the AOL complex, in which case IBEAM shall do so, to the extent commercially reasonable (collectively, the "Extraordinary Distribution Arrangement"); provided, however, that the Media Content served pursuant to any
               --------  -------
such Extraordinary Distribution Arrangement shall not be subject to the revenue share provisions described in paragraph 2 of this Agreement; provided, further,
                                                             --------  -------
that any resulting increase in Inbound Bandwidth usage is not counted when measuring Inbound Distribution traffic as described in paragraph 2(b)(iii)(B). iBEAM acknowledges and agrees that, except as expressly contemplated herein, it does not require any access to AOL usage data, including but not limited to web usage logs, to perform its obligations under this Agreement. iBEAM will ensure that its iBEAM Servers and Services support and interoperate with the leading technology in the Internet industry (including, without limitation, [*] caching servers, [*] and [*] browsers, [*] and [*] streaming software and any other technology designated from time to time by AOL), and will be responsible for providing the Services in a professional manner in conformance with industry standards and the provisions of this Agreement; provided, however, that iBEAM
                                                --------  -------
does not represent or warrant that the Services will be uninterrupted or error free, and iBEAM's liability in the event of interruptions, errors or failures in its Services is limited as set forth in Section 10 below. THE SERVICES ARE PROVIDED "AS IS" AND IBEAM DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     7.  AOL's Responsibilities.  AOL shall be responsible for providing iBEAM
         ----------------------
with the Obligatory Equipment Rack Space to accommodate the iBEAM Servers and for providing iBEAM with reasonable access to the iBEAM Servers as described in Section

Note: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1 above in order for iBEAM to perform its obligations hereunder. AOL shall also be responsible for supplying iBEAM with information about AOL's Internet Protocol addressing scheme to the extent necessary for iBEAM to fulfill its obligations under this Agreement. Notwithstanding the foregoing, AOL does not represent or warrant that such services will be uninterrupted or error free, and AOL's liability in the event of interruptions, errors or failures in the services to be provided by AOL hereunder is limited as set forth in Section 10 below. In addition, the Parties hereby acknowledge and agree that this Agreement is conditioned upon AOL's ability to permit iBEAM to utilize AOL's bandwidth in the manner contemplated herein pursuant to AOL's existing arrangements with third party peering partners. In the event that an AOL peering partner objects to the use of its bandwidth (as provided to AOL) in accordance with the terms of this Agreement, AOL shall have the right (without penalty to AOL) to suspend the delivery of the Media Content through such peering partner's network, provided that AOL meets its overall commitment to provide bandwidth as specified in this Agreement. OTHER THAN AS SET FORTH HEREIN, THE SERVICES PROVIDED BY AOL ARE PROVIDED `AS IS' AND AOL DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     8.  Technical/Vendor Cooperation.  iBEAM will cooperate with AOL to the
         ----------------------------
extent commercially reasonable in adjusting the capacity of its Services under this Agreement to adapt to AOL's changing needs, particularly in providing a favorable browsing environment to AOL Users. In addition, AOL and iBEAM agree to cooperate with each other to the extent commercially reasonable with a view to discussing the provision of other value-added services to America Online content providers and other IBEAM customers, and IBEAM agrees to make commercially reasonable efforts to integrate the anticipated needs of AOL and its content partners into IBEAM's future product plans.

     9.  Connectivity Relationships; Bandwidth Usage Calculation.
         -------------------------------------------------------

         9.1.  Reliance on Third-Party Internet Service Providers.  iBEAM
               --------------------------------------------------
acknowledges that AOL's ability to allow iBEAM to use AOL's bandwidth in the manner set forth herein may, in part, require the approval of one or more third-party Internet service providers or content partners that have a direct connection with AOL for such bandwidth. AOL agrees to use commercially reasonable efforts to obtain such approval; provided, however, that if any such
                                            --------  -------
third party refuses to grant such approval, then AOL may suspend the delivery of Media Content through such provider's network in AOL's sole discretion, without penalty, upon reasonable notice to iBEAM provided that AOL meets its overall commitment to provide bandwidth as specified in this Agreement. The Parties agree to act in good faith regarding the placement and connectivity of the iBEAM Servers in the AOL host complex.

         9.2  Measurement of Monthly Bandwidth Usage.  AOL shall separately
              --------------------------------------
measure the amount of Inbound Distribution bandwidth and Outbound Distribution bandwidth used by iBEAM through the AOL Network infrastructure during each month of the Term (collectively, the "Monthly Bandwidth Usage"). AOL shall measure Monthly

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with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Bandwidth Usage according to the "[*]" method, calculated as follows: (i) actual Monthly Bandwidth Usage in megabit-per-second ("Mbps") will be sampled and collected every [*] (each, an "Individual Data Point," and collectively, the "Individual Data Points"), and such Individual Data Points shall be stored for the remainder of the relevant month; (ii) at the end of each such month, all Individual Data Points shall be ranked in descending order; (iii) the top [*] percent ([*]%) of the ranked Individual Data Points shall then be discarded; and
(iv) the highest of the remaining, non-discarded Individual Data Points shall constitute iBEAM's Monthly Bandwidth Usage.

         9.3  AOL Maximum Projected Monthly Total Bandwidth.  Within two (2)
              ---------------------------------------------
days following the Effective Date, AOL shall supply iBEAM with the maximum surplus Inbound Distribution bandwidth projected to be available to iBEAM on a monthly basis during the Term (the "Maximum Projected Inbound Distribution Bandwidth") and Outbound Distribution bandwidth projected to be available to iBEAM on a monthly basis during the Term (the "Maximum Projected Outbound Distribution Bandwidth"), each in Mbps, and as determined by AOL in its sole discretion (the Maximum Projected Inbound Distribution Bandwidth and the Maximum Projected Outbound Distribution Bandwidth collectively referred to herein as the "Maximum Projected Bandwidth", and each individually referred to herein as a "Component"). AOL will have the right to change the Maximum Projected Bandwidth (or any Component thereof) from time to time during the Term (as it applies to subsequent months) upon thirty (30) days' prior notice to iBEAM. Notwithstanding the foregoing, in no event shall (i) the Maximum Projected Inbound Distribution Bandwidth be less than [*] ([*]) Mbps or (ii) the Maximum Projected Outbound Distribution Bandwidth be less than [*] ([*]) Mbps. iBEAM may request from time to time in writing during the Term an increase in the Maximum Projected Bandwidth (or any Component thereof), and AOL agrees to respond to iBEAM within fourteen (14) days following receipt by AOL of any such written request as to whether or not such request is acceptable to AOL; provided, however, that AOL
                                                  --------  -------
shall not be obligated to provide or make available bandwidth beyond the Maximum Projected Inbound Distribution Bandwidth (in the case of Inbound Distribution) or the Maximum Projected Outbound Distribution Bandwidth (in the case of Outbound Distribution). The Parties hereby acknowledge and agree that any bandwidth provided to AOL by iBEAM during the Term shall not constitute part of either the Maximum Projected Bandwidth in any month of the Term.

     10.  Limitation of Liability.
          -----------------------

          (a)  Liability.  NEITHER PARTY (NOR ITS CUSTOMERS OR MEMBERS) SHALL
               ---------
BE LIABLE TO THE OTHER PARTY (NOR ITS CUSTOMERS OR MEMBERS) FOR PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOSS OR DAMAGE TO DATA ARISING OUT OF THIS AGREEMENT, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN
                                      --------
LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 10(c). EXCEPT AS PROVIDED IN

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION 10(c), (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF FIXED GUARANTEED PAYMENT OBLIGATIONS OWED BY EITHER PARTY TO THE OTHER PARTY HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS; PROVIDED THAT EACH PARTY WILL
                                                 --------
REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

          (b)  No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
               ------------------------
AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SERVICES, AOL NETWORK, THE AOL SERVICE, AOL.COM, THE COMPUSERVE SERVICE, THE EQUIPMENT RACKS, THE MEDIA CONTENT OR THE iBEAM SERVERS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE iBEAM SERVERS OR THE MEDIA CONTENT.

          (c)  Indemnity. Either Party will defend, indemnify, save and hold
               ---------
harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

          (d)  Claims. If a Party entitled to indemnification hereunder (the
               ------
"Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten
(10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense

of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

     11. Terms and Termination.  The initial term of this Agreement (the
         ---------------------
"Initial Term") shall be two (2) years from the Installation Date (as defined in
Section 1 of this Agreement). The Parties may mutually agree to renew this Agreement for up to two (2) additional one-year terms (each such additional term, a "Renewal Term," and together with the Initial Term, collectively referred to herein as the "Term"). Either Party may terminate this Agreement if the other fails to cure a material breach of this Agreement within thirty (30) days of receiving written notice of the breach from the terminating party. Notwithstanding the foregoing, AOL may terminate the Agreement without penalty in the event that iBEAM fails to reach [*] Dollars (US$[*]) in Gross Revenues owed to AOL (pursuant to Section 2(b) of this Agreement) by the first anniversary of the Effective Date ("Insufficient Gross Revenues Termination"); provided, however, that upon any such Insufficient Gross Revenues Termination,
--------  -------
AOL shall refund to iBEAM [*] Dollars (US$[*]).


     12. Public Relations and Confidentiality. Neither Party shall make or
         ------------------------------------
cause to be made any news release or other public announcement pertaining to this Agreement or the relationship created hereby or disclose such information to any third party without the express prior written consent and approval of the other Party, which will not be unreasonably withheld, except to the extent required by applicable law, in which case, the disclosing Party shall provide the other Party with reasonable advance notice of its obligation to make such a disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement.

     13. Audit Rights.  In making the payments required pursuant to this
         ------------
Agreement, the Party responsible for the same will accompany such payments with a statement setting forth, in reasonable detail, the basis upon which the payment has been calculated and the manner of such calculation. Each Party will keep accurate and complete records supporting such calculation for a period of at least three (3) years following the date the payment relating to such records has been made. Each Party agrees to permit such records to be examined, upon reasonable prior notice but no more than once per year during the Term, by an independent certified public accountant designated by the Party seeking to audit the same at such Party's cost in order to determine the accuracy of the reports and payments made hereunder. Prompt adjustment shall be made to correct any errors or omissions in any reports or payments disclosed by any such audit examination. In the event that an audit uncovers inaccuracies in payments made by either Party to the other Party in excess of five percent (5%), the audited Party agrees to pay for the cost of the audit. Similarly, AOL will keep appropriate records supporting its calculation of iBEAM's bandwidth usage

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with the Commission. Confidential treatment has been requested with respect to
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

under this Agreement and AOL's purchase of Services and will permit examination of such records by an independent certified public accountant (on behalf of iBEAM and at iBEAM's sole cost and expense), and an adjustment shall promptly be made to correct any errors or omissions disclosed by any such examination.

     14. Confidentiality.  The Parties agree that all disclosures of
         ---------------
confidential and/or proprietary information before and during the Term shall constitute confidential information (collectively, "Confidential Information") of the disclosing Party. Such Confidential Information shall include, but not be limited to: AOL User and member information, product designs and plans, architecture and configuration of the AOL Service, source code, the existence of this Agreement and the relationship created hereby. Each Party shall use commercially reasonable efforts to ensure the confidentiality of such information supplied by the disclosing party, or which may be acquired by either party in connection with or as a result of the provision of the services under this Agreement. Each Party agrees that it shall not disclose, use, modify, copy, reproduce or otherwise divulge such confidential information other than to fulfill its obligations under this Agreement, except to the extent required by applicable law, in which case, the disclosing party shall provide the other Party with reasonable advance notice of its obligation to make such a disclosure. Each Party further agrees to hold harmless and indemnify the other Party in the event of any disclosure by such Party. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

     15. Change of Control.  "Change of Control" is defined as (a) the
         -----------------
consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of the outstanding voting securities of the Company or of securities representing the right to elect a majority of the Company's board of directors. iBEAM shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL, which will not unreasonably be withheld. Assumption of this Agreement by any successor to iBEAM (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval, which will not unreasonably be withheld. In the event of any Change of Control of iBEAM or any assignment or assumption of this Agreement, without AOL's prior written consent, AOL shall have the right to terminate this Agreement upon written notice to iBEAM. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

     16. Force Majeure.  During the term of this Agreement, neither Party shall
         -------------
be in default of its obligations to the extent that its performance is delayed or prevented by causes beyond its reasonable control, including but not limited to acts of God, natural disasters, bankruptcy of a vendor, strikes and other labor disturbances, acts of war or civil disturbance, or other equivalent or comparable events.

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

     17. Notices.  All notices or reports permitted or required under this
         -------
Agreement shall be in writing and shall be delivered by personal delivery, nationally recognized overnight courier, telegram, or facsimile transmission or by registered mail, return receipt requested. Notices shall be sent to the signatories of this Agreement at the address set forth above or such other address as either party may specify in writing. Notices shall be effective upon receipt. In the case of AOL, such notice will be provided to both the President, Business Affairs (fax no. 703-[*]) and the Deputy General Counsel (fax no. 703- [*]), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of iBEAM, except as otherwise specified herein, the notice address will be the address for iBEAM set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or e-mail address, to be as reasonably identified by iBEAM.

     18. Injunctive Relief.  It is understood and agreed that, notwithstanding
         -----------------
any other provisions of this Agreement, breach of the provisions of this Agreement by a Party will cause the other Party irreparable damage for which recovery of money damages would be inadequate and that the non-breaching Party may therefore seek timely injunctive relief to protect its rights under this Agreement in addition to any and all remedies at law.

     19. No Agency.  Nothing contained herein shall be construed as creating any
         ---------
agency, partnership, or other form of joint enterprise between the Parties.

     20. Full Power.  Each Party warrants that it has full power to enter into
         ----------
and perform this Agreement and the person signing this Agreement on such Party's behalf has been duly authorized and empowered to enter into this Agreement. Each Party further acknowledges that it has read this Agreement, understands it, and agrees to be bound by it.

     21. Survival.  Sections 10 ("Limitation of Liability"), 12 ("Public
         --------
Relations & Confidentiality"), 13 ("Audit Rights"), 14 ("Confidentiality"), 18 ("Injunctive Relief"), 19 ("No Agency"), 21 ("Survival"), and 22 ("Legal Matters") of this Agreement shall survive cancellation, termination or expiration of this Agreement.

     22. Legal Matters.  This Agreement represents the entire agreement between
         -------------
the Parties regarding the subject matter hereof. If any part of this Agreement is held invalid or unenforceable, that portion shall be construed in a manner consistent with applicable law to reflect, as nearly as possible, the original intentions of the Parties, and the remaining portions shall remain in full force and effect. The laws of the State of Delaware, excluding its conflicts-of-law rules, shall govern this Agreement. The terms and conditions of this Agreement supercede all previous agreements, proposals or representations related to the subject matter hereof.

                                       11

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              AMERICA ONLINE, INC.


                              By: _____________________________


                              Title:____________________________


                              iBEAM BROADCASTING, INC.


                              By: _____________________________


                              Title: ____________________________

                                       12